Exhibit 10.1

AMENDMENT 1 TO TERM LOAN AGREEMENT

THIS AMENDMENT 1, dated as of December 23, 2015 (this “Amendment”) is made among Navidea Biopharmaceuticals, Inc., a Delaware corporation (“Borrower”), and the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”), with respect to the Loan Agreement referred to below.

RECITALS

WHEREAS, the Borrower and the Lenders are parties to a Term Loan Agreement, dated as of May 8, 2015 (the “Loan Agreement”), with the Subsidiary Guarantors from time to time party thereto.

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.       Definitions; Interpretation.

(a)          Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)          Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2.       Amendment. Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a)          Section 10.02(a) of the Loan Agreement is amended and restated in its entirety as follows:

“(a) during the twelve month period beginning on January 1, 2015, of at least $10,000,000;”

(b)          Exhibit E of the Loan Agreement is replaced in its entirety by the Exhibit E attached hereto.

(c)          Schedule 7.05(b) to the Loan Agreement is replaced in its entirety by the Schedule 7.05(b) attached hereto.

(d)          Schedule 7.05(c) to the Loan Agreement is replaced in its entirety by the Schedule 7.05(c) attached hereto.

SECTION 3.      Conditions of Effectiveness. The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a)          Borrower and all of the Lenders shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement; provided, however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied;

(b)          No Default or Event of Default under the Loan Agreement shall have occurred and be continuing; and

(c)          The Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

SECTION 4.      Representations and Warranties; Reaffirmation.

(a)          The Borrower hereby represents and warrants to each Lender as follows:

(i)          The Borrower has full power, authority and legal right to make and perform this Amendment. This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of the Borrower and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon the Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)         No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii)        The representations and warranties made by or with respect to the Borrower in Section 7 of the Loan Agreement are (A) in the case of representations qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects and (B) in the case of all other representations and warranties, true and correct in all material respects (except that the representation regarding representations and warranties that refer to a specific earlier date are true and correct on the basis set forth above as of such earlier date), in each case taking into account any changes made to schedules updated in accordance with Section 7.21 of the Loan Agreement or attached hereto.

2

(iv)        There has been no Material Adverse Effect since the date of the Loan Agreement.

(b)          The Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, the Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5.      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)          Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)          Submission to Jurisdiction. The Borrower agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)          Waiver of Jury Trial. The Borrower and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6.      Miscellaneous.

(a)          No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b)          Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3

(c)          Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)          Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)          Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f)          Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Brent L. Larson
Name: Brent L. Larson
Title: EVP & CFO

Signature Page to Amendment 1 to Term Loan Agreement

LENDERS:

CAPITAL ROYALTY PARTNERS II L.P.
By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

Signature Page to Amendment 1 to Term Loan Agreement

Exhibit E

See attached.

Exhibit E
to Term Loan Agreement

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8.01(d) of, and in connection with the consummation of the transactions contemplated in, the Term Loan Agreement, dated as of May 8, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Navidea Biopharmaceuticals, Inc., a Delaware corporation (“Borrower”), Capital Royalty Partners II L.P., Capital Royalty Partners II – Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P., and other parties from time to time party thereto as lenders (“Lenders”), and the subsidiary guarantors from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

The undersigned, a duly authorized Responsible Officer of Borrower having the name and title set forth below under his signature, hereby certifies, on behalf of Borrower for the benefit of the Secured Parties and pursuant to Section 8.01(d) of the Loan Agreement that such Responsible Officer of Borrower is familiar with the Loan Agreement and that, in accordance with each of the following sections of the Loan Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

In accordance with Section 8.01[(a)/(b)] of the Loan Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [__________] required to be delivered pursuant to Section 8.01[(a)/(b)] of the Loan Agreement. Such financial statements fairly present in all material respects the consolidated financial position, results of operations and cash flow of Borrower and its Subsidiaries as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)]1 [without qualification as to the scope of the audit or as to going concern and without any other similar qualification together with the certificate from Borrower’s independent auditors with respect to such financial statements required to be delivered pursuant to Section 8.01(c) of the Loan Agreement. The examination by such auditors in connection with such financial statements has been made in accordance with the standards of the United States’ Public Company accounting Oversight Board (or any successor entity).]2

Attached hereto as Annex B are the calculations used to determine compliance with each financial covenant contained in Section 10 of the Loan Agreement.

No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which Borrower proposes to take the actions set forth on Annex C].

1 Insert language in brackets only for quarterly certifications.

2 Insert language in brackets only for annual certifications.

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

NAVIDEA BIOPHARMACEUTICALS, INC.

By
Name:
Title:

Exhibit E-2

Annex A to Compliance Certificate

Financial Statements

[see attached]

Exhibit E-3

Annex B to Compliance Certificate

Calculations of Financial Covenant Compliance

I.	Section 10.01: Minimum Liquidity
A.	Amount of unencumbered cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Lenders have a first priority perfected security interest:	$__________
B.	The greater of:	$__________
(1) $5,000,000 and
(2) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance required of Borrower by Borrower’s Permitted Priority Debt creditors
	Is Line IA equal to or greater than Line IB?:	Yes: In compliance; No: Not in compliance
II.	Section 10.02(a)-(e): Minimum Revenue or Minimum EBITDA —Subsequent Periods
A.	Revenues during the twelve month period beginning on January 1, 2015	$__________
	[Is line II.A equal to or greater than $10,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][3]
B.	Revenues during the twelve month period beginning on January 1, 2016	$__________
	[Is line II.B equal to or greater than $22,500,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][4]
C.	Revenues during the twelve month period beginning on January 1, 2017	$__________
	[Is line II.C equal to or greater than $30,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][5]

3 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2015 pursuant to Section 8.01(b) of the Loan Agreement.

4 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2016 pursuant to Section 8.01(b) of the Loan Agreement.

5 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2017 pursuant to Section 8.01(b) of the Loan Agreement.

Exhibit E-4

D.	Revenues during the twelve month period beginning on January 1, 2018	$__________
	[Is line II.D equal to or greater than $35,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][6]
E.	Revenues during the twelve month period beginning on January 1, 2019	$__________
	[Is line II.E equal to or greater than $40,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][7]
F.	Revenues during the twelve month period beginning on January 1, 2020	$__________
	[Is line II.E equal to or greater than $45,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][8]
G.	Revenues during the twelve month period beginning on January 1, 2021	$__________
	[Is line II.E equal to or greater than $45,000,000 or is annual EBITDA at least $5,000,000?	Yes: In compliance; No: Not in compliance][9]

6 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2018 pursuant to Section 8.01(b) of the Loan Agreement.

7 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2019 pursuant to Section 8.01(b) of the Loan Agreement.

8 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2020 pursuant to Section 8.01(b) of the Loan Agreement.

9 Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2021 pursuant to Section 8.01(b) of the Loan Agreement.

Exhibit E-5

Schedule 7.05(b)

See attached.

Amended Schedule 7.05(b)

to Term Loan Agreement

Certain Intellectual Property

Patents

Owner	Patent Description/Title	Jurisdiction	Patent Number (if issued)/Application Number (if applied for only)	Issuance Date (if issued)/Filing Date (if applied for only)
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	US	8,545,808	10/1/2013
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	US	14/039,648 (Pending)	9/27/2013
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	EP	EP10736135.4 (Pending)	1/28/2010
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	AU	2010208624 (Pending)	1/28/2010
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	CA	2,750,230 (Pending)	1/28/2010
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	JP	2011-547973 (Pending)	1/28/2010
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	KR	2011-7020202 (Pending)	1/28/2010
Navidea/OSU	"Compositions, Methods and Kits for Diagnosing and Treating CD206 Expressing Cell-Related Disorders" (Lymphoseek – New Field/Composition)	US	14/338,332	7/22/2014
Navidea/OSU	"Compositions, Methods and Kits for Diagnosing and Treating CD206 Expressing Cell-Related Disorders" (Lymphoseek – New Field/Composition)	PCT	PCT/US14/47708	7/22/2014

Schedule 7.05(b)

Navidea	"Compositions and Methods for Diagnosing and Treating Macrophage Related Disorders Using Carbohydrate Based Macromolecular Carrier" (Lymphoseek – New Field/Composition)	US	62/031,348	7/31/2014
Navidea/OSU	"Compounds and Compositions for Targeting Macrophages and Other CD206 High Expressing Cells and Methods of Treating and Diagnosing Using Same" (Lymphoseek – New Field/Composition)	US	62/106,194	1/21/2015
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	US	8,163,928	4/24/2012
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	US	8,957,215	2/17/2015
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	EP	7709290.6 (pending)	1/25/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	AR	70100305 (pending)	1/24/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	AU	2007207904	1/25/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	BR	PI0707283 (pending)	1/25/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	JP	5289061	1/25/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	CN	101410393	1/25/2012
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	IN	6133/DELNP/2008 (pending)	1/25/2007

Schedule 7.05(b)

Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	KR	10-1406248	6/19/2014
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	RU	2008130695	1/25/2007
Navidea	“Heteroaryl Substituted Benzothiazoles” (AZD2184)	MX	2008/009396	1/25/2007
Navidea	“Heteroaryl substituted benzoxazoles” (AZD2995)	US	7,670,591	3/2/2010
Navidea	“Heteroaryl substituted benzoxazoles” (AZD2995)	EP	7748254.5 (pending)	6/18/2007
Navidea	“Heteroaryl substituted benzoxazoles” (AZD2995)	CN	200780030807.8	6/18/2007
Navidea	“Heteroaryl substituted benzoxazoles” (AZD2995)	IN	10035/DELNP/2008 (pending)	6/18/2007
Navidea	“Heteroaryl substituted benzoxazoles” (AZD2995)	JP	5548842	6/18/2007

Schedule 7.05(b)

Trademarks

Owner	Trademark	Jurisdiction	Registration Number (if registered)/Serial Number (if applied for only)	Registration Date (if registered)/Filing Date (if applied for only)
Navidea	“LYMPHOSEEK" (Standard Characters)	US	3,163,525	10/24/2006
Navidea	“LYMPHOSEEK" (Standard Characters)	CA	1647184	10/9/2013
Navidea	“LYMPHOSEEK" (Standard Characters)	EP	12,204,202	3/5/2014
Navidea	“LYMPHOSEEK" (Standard Characters)	JP	5,649,575	2/14/2014
Navidea	“LYMPHOSEEK" (Standard Characters)	CN	13988394	1/27/2014
Navidea	"LYMPHOSEEK" (Logo)	US	86/055,675	9/4/2013
Navidea	"NAVIDEA" (Standard Characters)	US	4,514,173	4/15/2014
Navidea	"NAVIDEA" (Standard Characters)	CA	1647179	10/9/2013
Navidea	"NAVIDEA" (Standard Characters)	EP	122,041,786	3/6/2014
Navidea	"NAVIDEA" (Standard Characters)	JP	5,652,414	2/28/2014
Navidea	"NAVIDEA" (Standard Characters)	CN	14109341	3/4/2013
Navidea	"NAVIDEA BIOPHARMACEUTICALS" (Logo)	US	4,207,633	9/11/2012
Navidea	"MANOCEPT" (Standard Characters – Class 5)	US	86/287,230	5/21/2014
Navidea	"MANOCEPT" (Standard Characters – Class 42)	US	86/287231	5/21/2014

Schedule 7.05(b)

Copyrights

Owner	Identifier	Registration Number	Registration Date
Navidea	“Neoprobe Corporation OneMedPlace Finance Forum San Francisco, CA January 2010.”	TX0007391587	7/1/2011
Navidea	“Neoprobe Corporation Product Pipeline — Oncology Diagnostic Drugs."	TX0007400138	7/5/2011

Schedule 7.05(b)

Schedule 7.05(c)

See attached.

Amended Schedule 7.05(c)

to Term Loan Agreement

Material Intellectual Property

Patents

Owner	Patent Description/Title	Jurisdiction	Patent Number (if issued)/ Application Number (if applied for only)	Issuance Date (if issued)/ Filing Date (if applied for only)
Regents of Univ. of California (licensed)	“Macromolecular Carrier for Drug and Diagnostic Agent Delivery” (Lymphoseek - Composition)	US	6,409,990	6/25/2002
Regents of Univ. of California (licensed)	“Macromolecular Carrier for Drug and Diagnostic Agent Delivery” (Lymphoseek - Composition)	Europe	EP1178838B1	9/29/04
Regents of Univ. of California (licensed)	“Macromolecular Carrier for Drug and Diagnostic Agent Delivery” (Lymphoseek - Composition)	JP	4056701	3/5/2008
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	US	8,545,808	10/1/2013
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	US	14/039,648 (Pending)	9/27/2013
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	EP	EP10736135.4 (Pending)	1/28/2010
Navidea	“Compositions for radiolabeling DTPA dextran” (Lymphoseek - Formulation)	JP	2011-547973 (Pending)	1/28/2010
Navidea/OSU	"Compositions, Methods and Kits for Diagnosing and Treating CD206 Expressing Cell-Related Disorders" (Lymphoseek – New Field/Composition)	US	14/338,332	7/22/2014
Navidea/OSU	"Compositions, Methods and Kits for Diagnosing and Treating CD206 Expressing Cell-Related Disorders" (Lymphoseek – New Field/Composition)	PCT	PCT/US14/47708	7/22/2014

Navidea	"Compositions and Methods for Diagnosing and Treating Macrophage Related Disorders Using Carbohydrate Based Macromolecular Carrier" (Lymphoseek – New Field/Composition)	US	62/031,348	7/31/2014
Navidea/OSU	"Compounds and Compositions for Targeting Macrophages and Other CD206 High Expressing Cells and Methods of Treating and Diagnosing Using Same" (Lymphoseek – New Field/Composition)	US	62/106,194	1/21/2015
AstraZeneca (licensed)	“2-Heteroaryl Substituted Benzothiophenes and Benzofuranes” (NAV4694 – Drug Substance)	US	7,772,256	8/10/2010
AstraZeneca (licensed)	“2-Heteroaryl Substituted Benzothiophenes and Benzofuranes” (NAV4694 – Drug Substance)	EP	08724190.7 (pending)	3/5/2008
AstraZeneca (licensed)	“2-Heteroaryl Substituted Benzothiophenes and Benzofuranes” (NAV4694 – Drug Substance)	JP	552641/2009 (pending)	3/5/2008
AstraZeneca (licensed)	“Compounds Suitable as Precursors to Compounds that are Useful for Imaging Amyloid Deposits” (NAV4694 – Precursor Substance)	US	8,193,363	6/5/2012
AstraZeneca (licensed)	“Compounds Suitable as Precursors to Compounds that are Useful for Imaging Amyloid Deposits” (NAV4694 – Precursor Substance)	US	8,653,274	2/18/2014
AstraZeneca (licensed)	“Compounds Suitable as Precursors to Compounds that are Useful for Imaging Amyloid Deposits” (NAV4694 – Precursor Substance)	US	14/149,563 (pending)	1/7/2014

Schedule 7.05(C)

AstraZeneca (licensed)	“Compounds Suitable as Precursors to Compounds that are Useful for Imaging Amyloid Deposits” (NAV4694 – Precursor Substance)	EP	09810319.5 (pending)	8/28/2009
AstraZeneca (licensed)	“Compounds Suitable as Precursors to Compounds that are Useful for Imaging Amyloid Deposits” (NAV4694 – Precursor Substance)	JP	5613669 (pending)	10/29/2014

Schedule 7.05(C)

Trademarks

Owner	Trademark	Jurisdiction	Registration Number (if registered)/ Serial Number (if applied for only)	Registration Date (if registered)/ Filing Date (if applied for only)
Navidea	“LYMPHOSEEK" (Standard Characters)	US	3,163,525	10/24/2006
Navidea	“LYMPHOSEEK" (Standard Characters)	EP	12,204,202	3/5/2014
Navidea	“LYMPHOSEEK" (Standard Characters)	JP	5,649,575	2/14/2014

Schedule 7.05(C)